Events after the balance sheet date	12 Months Ended
Dec. 31, 2020
Events after the balance sheet date
Events after the balance sheet date

32.Events after the balance sheet date

On January 6, 2021, argenx and Zai Lab announced a Strategic Collaboration for efgartigimod in Greater China, expected to allow the Company to more rapidly advance new potential indications into clinical development each year and grants Zai Lab the exclusive rights to develop and commercialize efgartigimod in Greater China. Zai Lab will recruit Chinese patients to argenx’s registrational trials for the development of efgartigimod and will allow argenx to accelerate efgartigimod development by initiating multiple Phase 2 proof-of-concept trials in new autoimmune indications.

Under the terms of the agreement, the Company will receive up to $175 million in collaboration payments, comprised of a $75 million upfront payment in the form of 568,182 newly issued Zai Lab shares calculated at a price of $132 per share, $75 million as guaranteed non-creditable, non-refundable payment, and an additional $25 million milestone payment upon approval of efgartigimod in the U.S. The Company is also eligible to receive tiered royalties (mid-teen to low twenties on a percentage basis) based on annual net sales of efgartigimod in Greater China.

In January 2021, the Company entered into a binding lease commitment in relation to the envisioned relocation to a newly built office for an annual base rent of €1.7 million which would be operational in the second quarter of 2023, and has an initial term of 10.5 years. Included in the binding lease commitment is a rent free period for 6 months following the completion of the building.

On February 5, 2021, argenx SE announced the closing of their global offering of 3,125,000 of its ordinary shares through a global offering which consisted of (i) a public offering of 1,608,000 ADSs in the U.S. and certain other countries outside the European Economic Area (EEA) at a price of $320.00 per ADS, before underwriting discounts and commissions, and offering expenses; and (ii) a concurrent private placement of 1,517,000 ordinary shares in the European Economic Area at a price of €265.69 per share, before underwriting discounts and commissions, and offering expenses. On February 4, 2021, the underwriters of the offering exercised their over-allotment option to purchase 468,750 additional ADSs in full. As a result, the Company received €954.8 million in gross proceeds from the offering, decreased by €46.8 million of underwriter discounts and commissions, and offering expenses, of which €46.5 million is expected to be deducted from equity. The total net cash proceeds from the offering amounted to €908.0 million.